                      FOURTH AMENDMENT TO CREDIT AGREEMENT


         This Fourth Amendment to Credit Agreement (this "Amendment") is made and entered into as of November 28, 2000, by and among THE CHASE MANHATTAN BANK, a New York state banking association, formerly known as CHASE BANK OF TEXAS, N.A., a national banking association ("Lender"), TIDEL ENGINEERING, L.P. ("Borrower"), a Delaware limited partnership, and TIDEL TECHNOLOGIES, INC., a Delaware corporation ("Ultimate Parent").

                                    RECITALS:

         A. On April 1, 1999, Lender, Borrower, and Ultimate Parent entered into that certain Credit Agreement (including all amendments thereto, the "Credit Agreement") pursuant to which Lender agreed to make loans and advances (collectively the "Loans") to Borrower and Ultimate Parent in accordance with the terms thereof. Lender, Borrower and Ultimate Parent entered into that certain First Amendment to Credit Agreement, effective as of September 30, 1999, that certain Second Amendment to Credit Agreement, effective as of September 8, 2000; and that certain Third Amendment to Credit Agreement, effective as of September 29, 2000.

         B. The Loans are evidenced by that certain Revolving Credit Note of even date with the Credit Agreement, in the stated principal amount of $7,000,000.00, and that certain Term Note of even date with the Credit Agreement, in the stated principal amount of $544,000.00, each bearing interest and being payable to the order of Lender as therein provided (collectively, the "Notes"). The Credit Agreement, the Notes and the documents, instruments and agreements executed in connection therewith are collectively referred to herein as the "Loan Documents".

         C. Borrower and Ultimate Parent have requested Lender to consent to the following:

                  (1) an increase in the Revolving Commitment from $7,000,000 to $10,000,000; and

                  (2) an extension of the Revolving Loan Maturity Date from September 30, 2001 to April 30, 2002.

         D. Lender, at the request of Borrower and Ultimate Parent, for good and valuable consideration, is willing to enter into this Amendment and to consent to the increase in the Revolving Commitment from $7,000,000 to $10,000,000, all upon the terms and conditions set forth below.

                                   AGREEMENT:

         NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Ultimate Parent, and Lender hereby covenant and agree as follows:

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         1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

         2. Revolving Commitment. The definition of "Revolving Commitment" in
Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                           Revolving Commitment shall mean the obligation of the
                  Lender to make Revolving Loans and incur liability for the Letter of Credit Exposure Amount in an aggregate principal amount at any one time outstanding up to, but not exceeding, $10,000,000 (as the same may be reduced from time to time pursuant to Section 2.4 hereof).

         3. Revolving Loan Maturity Date. The definition of "Revolving Loan Maturity Date" in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                           Revolving Loan Maturity Date shall mean the earlier
                  of (a) April 30, 2002, (b) any date that the Revolving Commitment is terminated in full by the Borrower pursuant to
                  Section 2.4 hereof, and (c) any date the Revolving Loan Maturity Date is accelerated by the Lender pursuant to Section
                  9.1 hereof.

         4. Borrowing Base Certificate. Exhibit H to the Credit Agreement, the form of Borrowing Base Certificate, is hereby deleted in its entirety and replaced with Exhibit H attached hereto.

         5. Amendment Fee. In consideration of the Lender entering into this Amendment Borrower agrees to pay to Lender an amendment fee in an amount equal to Twenty-Five Thousand Dollars ($25,000) (the "Amendment Fee").

         6. Conditions Precedent to Consent to Amendment and Consent to Convertible Subordinated Debenture. The effectiveness of this Amendment and of Lender's consent to the Convertible Subordinated Debentures is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

                  (1) Lender shall have received an Amended and Restated Revolving Credit Note, in form and substance satisfactory to Lender, duly executed by Borrower;

                  (2) The representations and warranties contained herein and in all Loan Documents, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof;

                  (3) No Event of Default by Borrower or Ultimate Parent under the Loan Documents, as amended hereby, as of the date hereof, shall have occurred and be continuing and no event or conditions shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default by Borrower or Ultimate Parent under the Loan Documents, as amended

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                           hereby, as of the date hereof, unless such Event of
                           Default has been specifically waived in writing by Lender;

                  (4) Lender shall have received evidence reasonably satisfactory to Lender that the increase in the Revolving Commitment has been duly approved by Borrower, Ultimate Parent, and the Other Guarantors; and

                  (5)      Lender shall have received the Amendment Fee.

         7. Costs and Expenses. Borrower agrees to reimburse Lender for Lender's costs and expenses, including, but not limited to, reasonable attorneys' fees and legal expenses, incurred by Lender in connection with the preparation of this Amendment and in connection with the negotiation and consummation of the transaction contemplated hereby.

         8. The Credit Agreement. All references to the Credit Agreement in the Loan Documents shall be deemed to be the Credit Agreement, as modified hereby. Borrower expressly promises to perform all of its obligations under the Credit Agreement and other Loan Documents, as modified by this Amendment.

         9. Acknowledgments of Borrower and Ultimate Parent. Borrower and Ultimate Parent each hereby acknowledge and agree that (a) Lender is not in default in the performance of its obligations under the Loan Documents; (b) Borrower and Ultimate Parent have no claims, counterclaims, offsets, credits or defenses to the Loan Documents and the performance of their respective obligations thereunder, or if Borrower or Ultimate Parent have any such claims, counterclaims, offsets, credits or defenses to the Loan Documents or any transaction related to the Loans and/or the Loan Documents, same are hereby waived, relinquished and released in consideration of Lender's execution and delivery of this Amendment; (c) all of the provisions of the Loan Documents, except as amended hereby, are in full force and effect; and (d) upon the execution hereof, the Credit Agreement, the Notes, and the other Loan Documents, as amended herein, are not in default by Borrower or Ultimate Parent.

         10. Full Force and Effect. Except as expressly modified and amended in this Amendment, all of the terms, provisions and conditions of the Credit Agreement, the Notes, and all other Loan Documents are and shall remain in full force and effect and are incorporated herein by reference.

         11. Counterparts and Facsimile Signatures. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument. Any party to this Amendment may indicate its intention to be bound by this Amendment by its signature to the signature page hereof and the delivery of the signature page hereof to the other party or its representatives by facsimile transmission or telecopy. The delivery of a party's signature page on the signature page hereof by facsimile transmission or telecopy shall have the same force and effect as if such party signed and delivered this Amendment in person.

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         12. No Oral Agreements. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS
EMBODY THE ENTIRE AGREEMENT AMONG THE PARTIES AND SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

         [This space intentionally left blank. The next page is the signature page.]


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         IN WITNESS WHEREOF, the parties have executed this Fourth Amendment to
Credit Agreement as of the day and year first above written.

                                     LENDER:

                                     THE CHASE MANHATTAN BANK, formerly
                                     known as CHASE BANK OF TEXAS, N.A.,
                                     a New York state banking association



                                     By:  /s/ JOANNE BRAMANTI
                                          --------------------------------------
                                          Joanne Bramanti, Vice President


                                     BORROWER:

                                     TIDEL ENGINEERING, L.P.,
                                     a Delaware limited partnership

                                     By:  Tidel Cash Systems, Inc., its sole
                                          general partner


                                          By:  /s/ MARK K. LEVENICK
                                               ---------------------------
                                               Mark K. Levenick,
                                               President and Chief Executive
                                               Officer

                                     ULTIMATE PARENT:

                                     TIDEL TECHNOLOGIES, INC.,
                                     a Delaware corporation


                                     By: /s/ JAMES T. RASH
                                         ---------------------------------------
                                         James T. Rash, Chief Executive Officer


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         By its execution below, each of Tidel Technologies, Inc., a Delaware corporation, Tidel Services Inc., a Delaware corporation, and Tidel Cash Systems, Inc., a Delaware corporation (each individually, a "Guarantor"), acknowledges and consents to all of the terms and conditions of this Amendment, and ratifies and confirms its respective Guaranty to and for the benefit of Lender. Each Guarantor acknowledges that such Guarantor has no claims, counterclaims, offsets, credits or defenses to the Loan Documents and the performance of its obligations thereunder, or if such Guarantor does have any such claims, counterclaims, offsets, credits or defenses to the Loan Documents or any transaction related to the Loans and/or the Loan Documents, same are hereby waived, relinquished and released in consideration of Lender's execution and delivery of this Amendment. Further, each Guarantor agrees that nothing contained in this Amendment shall adversely affect any right or remedy of Lender under its respective Guaranty and that with respect to such Guaranty, all references in such Guaranty to the "Obligations" shall mean the "Obligations", as amended by this Amendment; that the execution and delivery of this Amendment shall in no way change or modify such Guarantor's obligations as Guarantor pursuant to its Guaranty; and that the execution and delivery of any agreements by Borrower and Lender in connection with this Amendment shall not constitute a waiver by Lender of any of Lender's rights against any Guarantor.

                                         TIDEL TECHNOLOGIES, INC.,
                                         a Delaware corporation


                                         By: /s/ JAMES T. RASH
                                             -----------------------------------
                                             James T. Rash,
                                             Chief Executive Officer


                                         TIDEL SERVICES, INC.,
                                         a Delaware corporation


                                         By: /s/ MARK K. LEVENICK
                                             -----------------------------------
                                             Mark K. Levenick, President


                                         TIDEL CASH SYSTEMS, INC.,
                                         a Delaware corporation


                                         By: /s/ MARK K. LEVENICK
                                             -----------------------------------
                                             Mark K. Levenick, President